Neuberger Berman Alternative and Multi-Asset Class Funds®

Supplement to the Summary Prospectus and Prospectus dated February 29, 2016, as amended and supplemented

Neuberger Berman Absolute Return Multi-Manager Fund
Class A, Class C, Institutional Class and Class R6
This supplement describes important changes affecting Neuberger Berman Absolute Return Multi-Manager Fund (the “Fund”).  These changes were proposed by Neuberger Berman Investment Advisers LLC (“NBIA”) and approved by the Board of Trustees (the “Board”) of Neuberger Berman Alternative Funds as being in the best interests of the Fund’s shareholders.  If you have any questions regarding these changes, please contact NBIA at 877-628-2583.

New Strategy

Effective on or about February 3, 2017, NBIA will add a Global Equity Long/Short investment strategy with a focus on financials for the Fund.  NBIA will manage the new strategy. NBIA is the existing investment manager for the Fund.

The following information supplements and supersedes any contrary information in the Summary Prospectus and Prospectus.

As a result of these changes, effective February 3, 2017, each of the Class A, Class C, Institutional Class and Class R6 Summary Prospectuses and Prospectuses of the Fund dated February 29, 2016, as amended and supplemented, are revised as follows:

The following is added to the end of the first paragraph in the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus:

The Portfolio Managers retain investment discretion to invest Fund assets directly, using other portfolio managers of the Manager, and may do so for certain investment strategies.
The fifth sentence of the paragraph entitled “Equity Long/Short” of the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

One subadviser focuses its long/short equity strategy on securities of companies in the health care sector; another subadviser focuses its long/short equity strategy on the energy sector; while a long/short equity strategy managed by the Manager focuses on securities of companies in the financials sector.

In the section entitled “Principal Investment Risks” of the Summary Prospectus and Prospectus, the following is added after the third paragraph under the heading “Sector Risk”:

Because the Manager invests a portion of the Fund’s assets primarily in securities of companies in the financials sector, the Fund’s performance may be adversely affected by a downturn in that sector.  Risks of investing in securities of companies in the financials sector include, among other risks, decreased liquidity in credit markets, changes in interest rates, the costs of complying with existing government regulations, and uncertainty about future government regulation. Financial companies may also be exposed to risks related to their various lines of business.  For example, financial companies engaged in mortgage lending are subject to fluctuations in real estate values.

In the Summary Prospectus and Prospectus, the heading “Sub-Advisers” is hereby replaced with the heading “Managers and Sub-Advisers “and the table and introductory sentence that appear under this heading are hereby deleted in their entirety and replaced with the following:

The Manager currently may allocate the Fund’s net assets among the following strategies:

Manager/Subadviser	Investment Strategy
Blue Jay Capital Management, LLC	Health Care Equity Long/Short
Cramer Rosenthal McGlynn, LLC	Global Equity Long/Short
GAMCO Asset Management Inc.	Merger Arbitrage
Good Hill Partners LP	Asset-Backed Securities
GSA Capital Partners LLP	Managed Futures
Lazard Asset Management LLC	Global Equity Long/Short; and Japan Equity Long/Short
Levin Capital Strategies, L.P.	Event Driven
Neuberger Berman Investment Advisers LLC	Global Financials Equity Long/Short
P/E Global, LLC	Global Macro
Portland Hill Capital LLP	European Event Driven and Equity Long/Short
Sound Point Capital Management, L.P.	Credit Long/Short
TPH Asset Management, LLC	Energy Equity Long/Short

In the section entitled “Additional Information about Principal Investment Risks” of the Prospectus, the following is added after the third paragraph under the heading “Sector Risk”:

Because the Manager invests a portion of the Fund’s assets primarily in securities of companies in the financials sector, the Fund’s performance may be adversely affected by a downturn in that sector.  Risks of investing in securities of companies in the financials sector include, among other risks, decreased liquidity in credit markets, changes in interest rates, the costs of complying with existing government regulations, and uncertainty about future government regulation.  Financial companies may also be exposed to risks related to their various lines of business.  For example, financial companies engaged in mortgage lending are subject to fluctuations in real estate values.  In addition, companies in the financials sector are often targeted in cyberattacks, which may lead to technological malfunctions or loss of customer data.

The date of this supplement is January 31, 2017.
Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104

Shareholder Services: 800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com